April 29, 2009

BNY MELLON FUNDS TRUST
-BNY Mellon Municipal Opportunities Fund

Supplement to Prospectus
dated December 31, 2008
(Class M and Investor class shares)

The following information supersedes and replaces any contrary information contained in the Prospectus under the caption “Note to Investors” with respect to BNY Mellon Municipal Opportunities Fund:

The fund will close to new investors as of the close of business on April 30, 2009 (the closing date). Holders of fund shares on the closing date may continue to buy fund shares for existing accounts. Holders of fund shares whose accounts have a zero balance on or after the closing date will be prohibited from reactivating the account or opening a new account.

Investors who do not own shares of the fund at the closing date generally will not be allowed to buy shares of the fund, except that (i) participants in Qualified Employee Benefit Plans (and their successor plans) and (ii) BNY Mellon Wealth Advisors Brokerage Clients participating in discretionary wrap accounts offered by BNY Mellon Wealth Advisors, may purchase fund shares after the closing date, provided that the fund was established as an investment option under such plan or discretionary wrap account, respectively, before the closing date. Entities maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the closing date. In addition, fund shares may be purchased after the closing date by the fund’s primary portfolio manager and Board members who do not hold fund shares on the closing date.

The Board reserves the right to reopen the fund to new investors after the closing date should circumstances change.